SUPPLEMENT Dated June 23, 2009
To The Prospectuses Dated May 1, 2009 For

ING GoldenSelect Access	ING Architect Variable Annuity
ING GoldenSelect DVA Plus	ING SmartDesign Advantage
ING GoldenSelect ESII	ING SmartDesign Signature
ING GoldenSelect Landmark	ING SmartDesign Variable Annuity
ING GoldenSelect Premium Plus

Issued By ING USA Annuity and Life Insurance Company
Through Its Separate Account B

This supplement updates the prospectus for your variable annuity contract. Please read it carefully and keep it with your copy of the prospectus for future reference. If you have any questions, please call our Customer Service Center at 1-800-366-0066.

I.

Effective after the close of business on or about July 17, 2009, the following investment portfolios will no longer be available for new investments under your Contract.

ING Clarion Global Real Estate Portfolio
ING Clarion Real Estate Portfolio
ING Global Resources Portfolio
ING JPMorgan Emerging Markets Equity Portfolio
ING Multi-Manager International Small Cap Equity Portfolio

Any subsequent payment(s) designated for a subaccount that invests in an investment portfolio that is no longer available for new investment will be allocated proportionally among the other subaccount(s) in your current allocation.

II.
Effective immediately please note the following Investment Adviser change, as underlined.

ING Investors Trust.
ING Oppenheimer Active Allocation Portfolio (Class S)	Investment Objective Seeks long-term growth of capital
Investment Adviser: ING Investments, LLC	with a secondary objective of current income.
Investment Subadviser: OppenheimerFunds, Inc.

Effective immediately please note the following Investment Subadviser change, as underlined.

ING Variable Portfolios, Inc.
ING U.S. Bond Index Portfolio (Class S)	Investment Objective Seeks investment results (before
Investment Adviser: ING Investments, LLC	fees and expenses) that correspond to the total return of the
Investment Subadviser: Neuberger Berman Fixed	Barclays Capital U.S. Aggregate Bond Index®.
Income LLC

All references in the prospectus investment portfolios list and the investment portfolios appendix are hereby changed accordingly.

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III.

Note: Under the section of the prospectus that is titled “ING USA Annuity and Life Insurance Company” please replace the paragraph that begins with “Lion Connecticut is the holding company for Directed Services LLC,” with the following paragraph:

Directed Services LLC, the distributor of the Contracts and the investment manager of the ING Investors Trust, is also a wholly owned indirect subsidiary of ING. ING also indirectly owns ING Investments, LLC and ING Investment Management Co., portfolio managers of the ING Investors Trust and the investment managers of the ING Variable Insurance Trust, ING Variable Products Trust and ING Variable Product Portfolios, respectively.

IV.

Note: The following paragraphs are added to the prospectus at the end of “Appendix B – The Investment Portfolios”.

The Hang Seng Index (the “Index”) is published and compiled by Hang Seng Indexes Company Limited pursuant to a license from Hang Seng Data Services Limited. The mark and name of the Hang Seng Index are proprietary to Hang Seng Data Services Limited. Hang Seng Indexes Company Limited and Hang Seng Data Services Limited have agreed to the use of, and reference to, the Index by ING Investments, LLC and ING Investment Management Co. in connection with ING Hang Seng Index Portfolio (the “Product”), BUT NEITHER HANG SENG INDEXES COMPANY LIMITED NOR HANG SENG DATA SERVICES LIMITED WARRANTS OR REPRESENTS OR GUARANTEES TO ANY BROKER OR HOLDER OF THE PRODUCT OR ANY OTHER PERSON: (i) THE ACCURACY OR COMPLETENESS OF ANY OF THE INDEX AND ITS COMPUTATION OR ANY INFORMATION RELATED THERETO; OR (ii) THE FITNESS OR SUITABILITY FOR ANY PURPOSE OF ANY OF THE INDEX OR ANY COMPONENT OR DATA COMPRISED IN IT; OR (iii) THE RESULTS WHICH MAY BE OBTAINED BY ANY PERSON FROM THE USE OF ANY OF THE INDEX OR ANY COMPONENT OR DATA COMPRISED IN IT FOR ANY PURPOSE, AND NO WARRANTY OR REPRESENTATION OR GUARANTEE OF ANY KIND WHATSOEVER RELATING TO THE INDEX IS GIVEN OR MAY BE IMPLIED.

TO THE EXTENT PERMITTED BY APPLICABLE LAW, NO RESPONSIBILITY OR LIABILITY IS ACCEPTED BY HANG SENG INDEXES COMPANY LIMITED OR HANG SENG DATA SERVICES LIMITED: (i) IN RESPECT OF THE USE OF AND/OR REFERENCE TO THE INDEX BY ING INVESTMENTS, LLC AND ING INVESTMENT MANAGEMENT CO. IN CONNECTION WITH THE PRODUCT; OR (ii) FOR ANY INACCURACIES, OMISSIONS, MISTAKES OR ERRORS OF HANG SENG INDEXES COMPANY LIMITED IN THE COMPUTATION OF THE INDEX; OR (iii) FOR ANY INACCURACIES, OMISSIONS, MISTAKES, ERRORS OR INCOMPLETENESS OF ANY INFORMATION USED IN CONNECTION WITH THE COMPUTATION OF THE INDEX WHICH IS SUPPLIED BY ANY OTHER PERSON; OR (iv) FOR ANY ECONOMIC OR OTHER LOSS WHICH MAY BE DIRECTLY OR INDIRECTLY SUSTAINED BY ANY BROKER OR HOLDER OF THE PRODUCT OR ANY OTHER PERSON DEALINGWITH THE PRODUCT AS A RESULT OF ANY OF THE AFORESAID, AND NO CLAIMS, ACTIONS OR LEGAL PROCEEDINGS MAY BE BROUGHT AGAINST HANG SENG INDEXES COMPANY LIMITED AND/OR HANG SENG DATA SERVICES LIMITED in connection with the Product in any manner whatsoever by any broker, holder or other person dealing with the Product. Any broker, holder or other person dealing with the Product does so therefore in full knowledge of this disclaimer and can place no reliance whatsoever on Hang Seng Indexes Company Limited and Hang Seng Data Services Limited. For the avoidance of doubt, this disclaimer does not create any contractual or quasi-contractual relationship between any broker, holder or other person and Hang Seng Indexes Company Limited and/or Hang Seng Data Services Limited and must not be construed to have created such relationship.

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SUPPLEMENT Dated June 23, 2009
To The Prospectuses Dated May 1, 2009 For

ING GoldenSelect Access	ING GoldenSelect ESII
ING Architect Variable Annuity	ING GoldenSelect Landmark

Issued By ING USA Annuity and Life Insurance Company
Through Its Separate Account B

This supplement updates the prospectus for your variable annuity contract. Please read it carefully and keep it with your copy of the prospectus for future reference. If you have any questions, please call our Customer Contact Center at 1-800-366-0066.

The Minimum Guaranteed Income Benefit Rider will no longer be available as an optional rider for purchase by new contract holders on or after July 20, 2009.

All references to the Minimum Guaranteed Income Benefit Rider in the prospectus are hereby changed accordingly.

ING USA – 153914

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